UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2015

COUNTY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	005-88541	39-1850431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road Manitowoc, Wisconsin	54221
(Address of principal executive offices)	(Zip code)

                    (920) 686-9998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On February 10, 2015, County Bancorp, Inc. issued a press release setting forth certain information concerning its expected results of operations for the year ended December 31, 2014.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release of County Bancorp, Inc. dated February 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2015

COUNTY BANCORP, INC.

By:  /s/ Gary R. Abramowicz

Gary R. Abramowicz

Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of County Bancorp, Inc. dated February 10, 2015

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